LOAN AGREEMENT


      THIS AGREEMENT, made and entered into this _10_ day of April, 1997, by and among AQUAGENIX LAND-WATER TECHNOLOGIES, INC., a Florida corporation (the "Borrower") and CAPITAL BANK, a Florida banking corporation (the "Lender").

                              W I T N E S S E T H:

      WHEREAS, Borrower has requested that Lender provide Borrower with a revolving credit facility loan in the amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00) (the "Loan");

      WHEREAS, Lender has agreed to make the Loan to Borrower as hereinafter provided in reliance upon the representations and warranties and covenants of Borrower, herein contained, and subject to the following terms and conditions:

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, Borrower and Lender hereby covenant and agree as follows:

      1. RECITATIONS. The above recitations are true and correct and are incorporated herein by reference.

      2.    THE LOAN.

            (a) Lender agrees to make available to Borrower, a Loan in the amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00).

            (b) The Loan shall be represented by a promissory note (the "Note") in the full amount of the Loan bearing interest at one and one-quarter percent over the Prime Rate, as defined in the Note.

      3.    REVOLVING CREDIT LOAN.

            (a) Provided no Event of Default exists hereunder, Lender agrees to extend to Borrower a non-binding, discretionary line of credit up to but not to exceed the amount shown in the Note. Lender, in its sole discretion, may make advances pursuant to the Note from time to time and it is therefore contemplated that the outstanding balance may fluctuate accordingly. Nothing herein shall be construed as a warranty or representation by Lender that it will at any time make advances to Borrower. Any request for an advance under the Note shall be








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subject  to review  and  approval  by Lender  within the limits set forth in the
Note. Borrower may borrow, repay and reborrow in accordance with the terms and conditions in this Agreement and the Note.

            (b)   Any advances under the Note shall be as follows:

                  (i) Borrowings under the Loan shall be limited to the "Borrowing Base". Subject to the terms and conditions thereof, and provided Borrower is not in default under the Note, this Agreement and the other loan documents executed in connection with the Loan ("Loan Documents") or any other agreement between Lender and Borrower, Borrower may borrow, repay and reborrow advances under the Loan up to the maximum amount of the Note.

                  (ii) Any advances made under the Note shall be limited to the amount available under the Borrowing Base. As set forth herein, "Borrowing Base" shall include: (i) eighty percent (80%) of all eligible accounts receivable outstanding ninety (90) days or less from invoice. Only outstanding accounts receivable in which the Lender has obtained a first perfected security interest shall be included in the Borrowing Base calculation.

            The foregoing calculations shall be calculated in accordance with a Borrowing Base certificate in the form attached hereto and made a part hereof as EXHIBIT A ("Borrowing Base Certificate") which shall be submitted to Lender on a monthly basis, unless more frequently requested by Lender, and shall contain such information related to the Borrowing Base as deemed necessary by Lender. In the event the outstanding principal balance on the Loan exceeds the Borrowing Base, Borrower shall immediately pay the Lender an amount equal to such excess. Failure to make such payment shall constitute a default under the Loan.

      4.    SECURITY.

            (a) In order to secure the payment of principal and interest under the Note and any other indebtedness or obligations of the Borrower to the Lender, now existing from time to time, Borrower shall deliver to the Lender, simultaneously herewith, in form and substance satisfactory to the Lender:

                  (i)   a security  agreement  under  which  Borrower  conveys a
security interest in all inventory, accounts, contract rights, general intangibles, furniture, fixtures, leasehold improvements and equipment, wherever situated, now owned by the Borrower or hereafter acquired, together with the proceeds of the above described collateral as security for present and future advances as security for Borrower's obligations under the Note (the "Security Agreement");

                  (ii) UCC-1 financing statements, security agreements, assignments, and any and all other documents, certificates and statements which counsel for the Lender may reasonably require in order to perfect the security interest described herein;







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




            (b) Borrower will cause to be signed and executed by its duly authorized officers alone or with Lender any additional financing statement or other document and will procure any document and pay all costs which the Lender deems reasonably necessary to protect the security interests of the Lender.

      5. CONDITIONS PRECEDENT OF LOAN. Lender shall not be obligated to make or disburse any Loan funds unless and until the following conditions have been satisfied:

            (a) Borrower has authorized the execution and delivery to Lender of the Note, the Security Agreement, the UCC-1 Financing Statements and other documents as required by Lender and its counsel to evidence and secure the Loan including delivery of a corporate resolution and incumbency certificate of Borrower, duly adopted by the Board of Directors of Borrower and accompanied by a secretary's certificate stating that said resolutions are true and correct, have not been altered or repealed and are in full force and effect, and certifying the names of officers authorized to sign each of the Loan Documents together with the true signatures of each such officer.

            (b) Lender shall have been furnished with certified copies, satisfactory in form and substance to Lender, of all such corporate documents and proceedings of Borrower authorizing or relating to the transactions hereby contemplated as may be reasonably required by the Lender or its counsel, including, but not limited to good standing certificates, certified copies of the articles of incorporation and all amendments thereto, and a copy of the by-laws, certified as being true and correct by the secretary of Borrower.

            (c)   Lender shall have received:

                  (i) Borrower's financial statements in form and content reasonably acceptable to Lender:

                  (ii) the policies of hazard, casualty, liability, business interruption and other insurance required by the Lender, including insurance on corporate assets, accompanied by evidence of the cash payment of the premiums therefor in advance and endorsements naming Capital Bank, as mortgagee/loss payee;

                  (iii) evidence satisfactory to Lender that the collateral has been fully paid for, free of all liens and encumbrances;

                  (iv)  the duly executed Note;

                  (v) opinion of Borrower's counsel in form and content acceptable to Lender and Lender's counsel (which shall include an opinion as to the authorization and power of the Borrower to enter into the Loan Documents);






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




                  (vi) on the first day of each month, monthly agings of Borrower's accounts receivable; and

                  (vii) on the first day of each month, monthly Borrowing Base Certificates.

      6. REPRESENTATIONS AND WARRANTIES. Borrower represents, covenants and warrants that:

            (a) Borrower is a corporation, duly organized or incorporated and validly existing under the laws of the State governing its organization or incorporation, and has the requisite corporate power and authority to make and consummate the transactions contemplated hereby;

            (b) The making and performance by Borrower and the performance of the transactions contemplated by this Agreement or any other loan document have been duly authorized by all necessary corporate action, and will not violate any provision of law or of the certificates of incorporation or by-laws of Borrower, or result in a breach of or constitute a default under or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any agreement, indenture or other instrument to which they may be a party;

            (c)   There are no actions, suits or legal,  equitable,  arbitration or administrative proceedings pending or, to the knowledge of Borrower threatened against Borrower or affecting Borrower, which, if adversely determined, would have a material adverse effect upon the financial condition of the business of Borrower, or which would involve the validity or enforceability of any document or security interest granted by Borrower to Lender;

            (d) The financial statements heretofore furnished to Lender, are complete and correct and fairly represent the financial conditions of Borrower as of the respective dates thereof. The financial statements heretofore delivered to the Lender have been prepared in accordance with generally accepted accounting principles consistently applied. No material adverse charge has occurred in the financial conditions reflected therein since the respective dates thereof and no additional borrowings have been made by Borrower since the date thereof. There are no obligations or liabilities of the Borrower not disclosed in such statements except tax liabilities for periods subsequent to the date of said respective financial statements;

            (e) Borrower is not a party to any judgment, order, decree or any agreement or instrument nor are subject to corporate restrictions materially adversely affecting their business, properties or assets, operations or condition (financial or otherwise) and are not in default in the performance, observance of fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which Borrower is a party;

            (f) There are no actions, suits, or proceedings pending before any court of law or equity or any administrative board, or threatened against or



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



affecting Borrower or the property or any assets, or involving the validity or enforceability of any security agreement or UCC-l filings in favor of Lender, at law or in equity, or before or by any governmental authority or local authority and Borrower is not in default under any other indebtedness or with respect to any order, writ, injunction, decree, or demand of any court or any governmental authority or local authority;

            (g) The consummation of the transactions hereby contemplated and performance of this Agreement, the Note, or any other loan document will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan, or credit agreement, corporation charter, by-laws, or other instrument to which Borrower is a party or by which Borrower may be bound or affected;

            (h) Borrower has good and marketable title to all of their assets, own said assets free and clear of any claims or encumbrances and have signed no mortgage or security agreement under the Uniform Commercial Code which creates a lien against any of Borrower's assets, nor has Borrower permitted to be filed any financing statement under any such code with respect to any of Borrower's assets;

            (i) No license, consent or approval or any governmental authority is required in connection with the transactions contemplated hereby. Borrower and s hold all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them;

            (j) No part of the proceeds of the Loan will be used to purchase or carry margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or for any illegal purpose;

            (k) There is no default on the part of the Borrower under this Agreement, the Note, or any other loan document, and no event has occurred and is continuing which with notice or the passage of time or both would constitute a default under any thereof;

            (l) Borrower is in full compliance with all of the provisions and requirements of Lender's commitment letter dated March 27, 1997, as revised (the "Commitment"), and all of the statements, reports, and other matters presented or delivered to the Lender pursuant to such commitment are true and correct as of the date hereof;

            (m) The proceeds of each borrowing will be used for the general corporate purposes of Borrower or for specific uses as previously disclosed in writing to Lender;

            (n) Lender has a first priority interest in the corporate assets of Borrower;



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




            (o) All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon. There is no proposed tax assessment against Borrower and there is no basis for such assessment; and

            (p) All representations and warranties made by Borrower herein or made in any certificate delivered pursuant hereto shall survive the making of the Loan hereunder and the execution and delivery to the Lender of the Note and any other loan document executed in connection with the Loan, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's rights to rely thereon.

      7. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Note, Borrower will:

            (a) furnish to Lender: (i) within ninety (90) days after the end of each fiscal year of Borrower (with reasonable extensions, not to exceed fifteen (15) additional days, if requested by Borrower) reviewed financial statements of Borrower as of the close of such fiscal year certified by independent certified public accountants and income statements. At such time, the Borrower will also cause its certified, public accountants to state by letter addressed to the Lender whether their examination has disclosed any condition or event which constitutes an event of default herein specified (or with which the lapse of time or notice of lapse of time would become such an event of default), and if such a condition or event has been disclosed, will specify the nature and existence thereof; (ii) within thirty (30) days after the end of each quarter, company prepared financial statements of Borrower certified by the chief financial officer or chief executive officer of Borrower, and a certificate signed by Borrower's President and chief financial officer stating that he is fully informed concerning Borrower's financial affairs and the quarterly financial statements fairly reflect the conditions and operations of the Borrower for the date and period described therein; (iii) within thirty (30) days after the end of each month, an aging of accounts or contracts receivable, an aging of accounts or contracts payable and a schedule of inventory of the Borrower, in form and substance acceptable to Lender; (iv) on the first day of each month, the Borrowing Base Certificate; and (v) annually, copies of most recent income tax returns filed timely for Borrower, prepared, in accordance with generally accepted accounting principals and in form and substance acceptable to Lender, and to include any other information that Lender may require from time to time.

            (b) notify Lender immediately upon receipt of any notice of any audit or investigation commenced to be by any federal, state or local governing authority;

            (c) pay and discharge any taxes, assessments and governmental charges or levies that may be imposed upon Borrower or upon its income or profits or upon any of is property prior to the date on which penalties attached thereto and all lawful claims which, if unpaid, might become a lien or charge upon its property;


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




            (d) maintain insurance with responsible companies in such amounts and against such risks as is usually carried by owners of similar business and properties in the same general area in which Borrower operates and as the Lender may reasonably require, including, but without limitation, fire and extended coverage insurance, public liability insurance, business risk insurance, theft insurance and such other insurance as may be reasonably necessary to protect the Lender. Lender shall be furnished with certificates of insurance showing Lender as loss payee/mortgagee;

            (e) maintain its fixed assets in a good and in a workable condition at all times, and not suffer or permit any waste, deterioration or depreciation of such assets, other than necessarily and normally incurred in their ordinary and intended use;

            (f) permit any officer or independent representative of Lender designated by Lender to visit and inspect any of Borrower's properties, corporate books and financial records at such times and intervals as Lender may reasonably request and discuss Borrower's financial statements and financial conditions with Borrower's accountants, suppliers or other dealers; and

            (g)   to the extent Borrower owns any real property,  has undertaken an appropriate inquiry into the previous ownership and uses of the property consistent with good commercial or customary practice in an effort to minimize liability with respect to any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "contaminants," or other pollution under any applicable federal or state or local laws, ordinances, rules or regulations now or hereafter in effect ("Hazardous Materials"). Borrower confirms that the property is presently free from contamination by Hazardous Materials and the property and the activities to be conducted thereon do not pose any significant hazard to human health or the environment or violate any applicable federal, state or local laws, ordinances, rules or regulations pertaining to Hazardous Materials or industrial hygiene or environmental conditions ("Environmental Laws") and shall not cause or permit the property to be used for the generation, handling, storage, transportation, disposal or release of any Hazardous Materials except as permitted by Lender, and Borrower shall not cause or permit the property or any activities conducted thereon to be in violation of any applicable Environmental Laws. Borrower shall comply with all applicable Environment Laws and shall promptly notify Lender of the receipt by Borrower of any notice of a violation of any applicable Environmental Laws. Borrower agrees to indemnify Lender and hold Lender and its directors, officers, employees, successors and assigns harmless from and against any and all claims, losses, damages (including all foreseeable and unforeseeable consequential damages), liabilities, fines, penalties, charges, interest, administrative or judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including without limitation attorneys' fees and expenses), directly or indirectly resulting in whole or in part from the violation of any Environmental Laws applicable to the property or any activity conducted thereon, or from any past, present or future use, generation, handling, storage, transportation, disposal or release of Hazardous Materials at or in connection with the property, or any decontamination, detoxification, closure, cleanup or other remedial measures required with respect to the property under any Environmental Laws. This indemnity shall survive the full payment and performance of the obligations and the satisfaction of the Loan Agreement.

      8. NEGATIVE COVENANTS. Borrower covenants and agrees that until all obligations owed by Borrower to Lender shall have been paid in full, Borrower will not, without the prior written consent of Lender, do, perform or suffer any of the following:

            (a) Except with respect to equipment financing, create, incur, assume or suffer to exist any security interest, lien, charge or encumbrance on any of its properties or assets, whether now owned or hereafter acquired, except:

                  (i)   The security interest in favor of Lender; or

                  (ii)  Liens for taxes not delinquent;

            (b) Amend or modify or permit default on the part of Borrower in any agreement in any manner materially adverse to Borrower;

            (c)   Make any change in the control of Borrower;

            (d) Except with respect to equipment financing, create, incur, assume or in any manner become or remain liable in respect of any indebtedness for monies borrowed except (i) indebtedness to the Lender and/or (ii) except for any other indebtedness which shall have been approved by Lender in writing;

            (e) Assume, guarantee, endorse, contingently agree to purchase or provide funds for the payment of, or otherwise become liable in respect of, any obligations of any person, firm or corporation except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

            (f) Consolidate with, or merge into, any other corporation or permit any other corporation to merge into Borrower or acquire all or a substantial part of the assets or capital stock of any other person, firm or corporation, unless such acquisition or merger is part of Borrower's gross strategy plan as set forth in Form 10-KSB filed by Aquagenix, Inc. for the year ended December 31, 1996;

            (g) Make or permit to be made any change in the nature of the business conducted by Borrower; and/or








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            (h)   Declare,  directly or indirectly any dividend or distributions or make any loan or impair capital in any way whatsoever.

      9. EVENTS OF DEFAULT. If any of the following events of default shall occur and shall not have been remedied within any period specifically provided for herein, Lender may by written notice to Borrower:

            (a) Declare the principal of and accrued interest on any notes, obligations or other evidences of indebtedness due and payable; and/or

            (b) Exercise any remedy available to it hereunder or pursuant to any other agreement or instrument or collateral hereto pursuant to applicable law, including the right of set-off as to other accounts of Borrower;

            (c) Without limiting the demand feature of the Note, Events of Default shall be:

                  (i)   Default in the due and punctual payment of the Loan;

                  (ii) Any representation or warranty or covenant made by Borrower to Lender, verbally or in writing, or contained in this Agreement or any other loan document executed in connection with the Loan which shall prove to have been false, incorrect, or misleading, or shall be breached, in any respect;

                  (iii) Default in the performance of this Agreement which shall remain unremedied for ten (10) days;

                  (iv) Any license, consent or approval required for the confirmation of any transaction contemplated by this Agreement shall have been revoked, withdrawn, materially modified or withheld or shall otherwise fail to remain in full force and effect;

                  (v) Default in accordance with the terms and conditions of any other agreement or instrument between Lender and Borrower including, but not limited to, the Loan Documents, any other security agreement, mortgage, note and any and all other collateral documents executed in connection with any other loan between Borrower and Lender;

                  (vi) Default in any other documents in connection with the Loan including, but not limited to, the Note and that certain Continuing Guaranty executed by Aquagenix, Inc.;

                  (vii) If Borrower shall:



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


                        (aa) apply for or consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets;

                        (bb) be unable, or admit in writing its inability, to pay its debts as they mature;

                        (cc) make a general assignment for the benefit of creditors;

                        (dd)  be adjudicated a bankrupt or insolvent;

                        (ee) file a voluntary petition in bankruptcy or an agreement with creditors or to take advantage of any insolvency law or an answer admitting the material allegations of the petition filed against Borrower in any bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by Borrower for the purpose of effectuating any of the foregoing; or

                        (ff) become subject to an order, judgment or decree without the application, approval or consent of Borrower approving a petition seeking reorganization of Borrower or appointing receiver, trustee or liquidator of Borrower or of all or a substantial part of its assets, and such order, judgment or decree shall continue in effect for a period of sixty (60) consecutive days; or

                  (viii)If Borrower or any other person executing any instrument, promissory note or notes secured hereby, shall fail to pay when due any indebtedness for borrowed money owing by Borrower or such other person, or any interest or premium thereon, whether such indebtedness shall become due by scheduled maturity, required payment, acceleration, demand or otherwise; or Borrower or other person shall fail to abide by any term, covenant, or agreement under any agreement or instrument evidencing, securing or relating to any indebtedness for borrowed money owing by Borrower or such other person, if the effect of such failure is to accelerate, or permit the holder or holders to accelerate, the maturity of such indebtedness, whether or not such failure be waived by the holder or holders of such indebtedness.

            No consent or waiver expressed or implied by Lender to or of any default by Borrower hereunder shall be construed as a consent or waiver to or of any further default of the same or any other term, covenant, condition or provision hereof, or of or under any of the obligations secured hereby; and no consent or waiver shall be deemed or construed to exist by reason of any curative action initiated by Lender or any other course of conduct or in any other manner whatsoever except by a writing duly executed by the Lender and then only to the single occasion to which such writing is addressed. In order to accelerate the maturity of the indebtedness secured hereby because of the failure of Lender to pay any tax, assessment, premium charge, liability, obligation or encumbrance upon the property as herein provided, it shall not be necessary nor requisite that Lender first pay the same.

      10. NOTICES. All notices, request and demands shall be in writing and shall be given to or made upon respective parties hereto by first class mail, telefax or personally delivered as follows:

            LENDER:           Capital Bank
                              1221 Brickell Avenue
                              Miami, Florida  33131

            BORROWER:         AQUAGENIX LAND-WATER TECHNOLOGIES, INC.
                              6500 NW 15th Avenue
                              Fort Lauderdale, Florida 33309

or in such other manner, as to any party hereto, as such party shall designate by written notice to the other parties hereto. Said notices shall be deemed effective as from the date of their mailing.

      11. EXPENSES. The Borrower will pay all costs and expenses in connection with the preparation, execution and enforcement of this Agreement and the instruments herein provided for, all fees for recording and filing and all taxes (including penalties and interest, if any, assessed thereon), in connection with any of the foregoing, and reasonable fees of counsel for the Lender.

      12. NO WAIVER. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      13. APPLICABLE LAW. This Agreement and the documents provided for herein shall be deemed to be governed by, and construed in accordance with, the laws of the State of Florida, and venue shall lie in Dade County, Florida.

      14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original hereof.

      15. WAIVER OF JURY TRIAL. Borrower hereby knowingly, voluntarily and intentionally waive the right either may have to trial by jury in respect to any litigation based hereon, or arising out of, under or in connection with the Note or this Loan Agreement and/or any other loan document executed or contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements, (whether verbal or written) or actions of either party.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals, on the day and year first above written.

WITNESSES:                          LENDER:

                                    CAPITAL BANK, a Florida banking association

/s/ Christine Lenoir                By: /s/ Thomas D. Thuroson
--------------------------             -----------------------------------------
/s/ Jami Looney                     Print Name:  Thomas D. Thuroson
--------------------------                     ---------------------------------
                                    Its:  Business Banking Officer
                                        ----------------------------------------

                                    BORROWER:

                                    AQUAGENIX LAND-WATER TECHNOLOGIES,
                                    INC., a Florida corporation


/s/ Christine Lenoir                By: /s/ Andrew Chesler
--------------------------             -----------------------------------------
/s/ Jami Looney                     Print Name:  Andrew Chesler
--------------------------                     ---------------------------------
                                    Its:  President
                                        ----------------------------------------

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE
                             Status as of___________

In accordance with the terms of the Loan Agreement between CAPITAL BANK and AQUAGENIX LAND- WATER TECHNOLOGIES, INC. dated April ___, 1997, we hereby represent and warrant as follows:

1.    Total Accounts Receivable                                   $____________
      ACCOUNTS RECEIVABLE AGING
            Current                            $______
            01 - 30 Days                                _________
            31 - 60 Days                                _________
            61 - 90 Days                                _________
            Over 90 Days                                __________

      Less: Accounts Greater than
            90 Days and other Ineligibles          $_________

2.    Eligible Accounts Receivable                                $____________

3.    Advance Rate                                                  X   80   %
                                                                       -----

4.    Availability Against Receivables                   $_____________________

5.    Total Availability                                          $____________

6.    Total Principal Balance on Revolver                         $____________

                                  CERTIFICATION

To the best of the knowledge and belief of the signer hereof, the undersigned does certify that the foregoing statement of ACCOUNTS RECEIVABLE is true and correct as of this date,_____________, and that the company is in compliance with all terms and conditions of the Loan Agreement dated effective April __, 1997.

                                    BORROWER: AQUAGENIX LAND-WATER
                                    TECHNOLOGIES, INC.

                                    By:_______________________________________
                                    Print Name:_______________________________
                                    Title:____________________________________







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